UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2016

PETROSHARE CORP.

(Exact name of registrant as specified in its charter)

Colorado	333-198881	46-1454523
(State or other jurisdiction of	(Commission File	(I.R.S. Employer
incorporation or organization)	Number)	Identification No.)

7200 S. Alton Way, Suite B-220

Centennial, Colorado 80112

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number including area code:  (303) 500-1160

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.                                        Submission of Matters to a Vote of Security Holders.

On September 8, 2016, PetroShare Corp. (the “Company”) held its annual meeting of shareholders. Of the 21,861,524 shares outstanding and entitled to vote at the meeting, 14,456,125 shares were voted, or 66.1% of the outstanding shares entitled to vote.

At the annual meeting, the shareholders elected the six individuals nominated to be directors, approved the Amended and Restated PetroShare Corp. Equity Incentive Plan (the “Equity Incentive Plan”), approved granting the Company’s Board of Directors the discretion to implement a reverse stock split of the Company’s common stock (“Reverse Stock Split”), and ratified the appointment of SingerLewak LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016.

For a description of the Equity Incentive Plan, please see Proposal 2 and for a description of the Reverse Stock Split, please see Proposal 3, each in the Company’s proxy statement for its 2016 annual meeting, filed as an exhibit to the Company’s current report on Form 8-K on August 23, 2016. The Equity Incentive Plan is filed as Exhibit 4.1 to this report.

Election results for the directors nominated at the meeting are as follows:

	Number of Shares
Name of Nominee	For	Withheld	Broker Non-Votes
Bill M. Conrad	14,456,125	—	—
Stephen J. Foley	14,456,125	—	—
Frederick J. Witsell	14,456,125	—	—
James H. Sinclair	14,456,125	—	—
Scott C. Chandler	14,456,125	—	—
Douglas R. Harris	14,456,125	—	—

Election results for approval of the Equity Incentive Plan are as follows:

For	Against	Abstain	Broker -Non-Votes
14,070,925	160,200	225,000	—

Election results for approval of the Reverse Stock Split are as follows:

For	Against	Abstain	Broker Non-Votes
14,111,125	25,000	320,000	—

Election results for the ratification of the appointment of SingerLewak LLP as the independent registered public accounting firm for the year ending December 31, 2016 are as follows:

For	Against	Abstain	Broker Non-Votes
14,406,125	—	50,000	—

Item 9.01                                           Financial Statements and Exhibits.

(d)                                                         Exhibits.  The following exhibits are filed with this report:

10.1                        Amended and Restated PetroShare Corp. Equity Incentive Plan, effective August 18, 2016

SIGNATURE

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PetroShare Corp.

Date: September 13, 2016	By:	/s/ Paul D. Maniscalco
Paul D. Maniscalco, Chief Financial Officer

Exhibit Index

The following is a list of the Exhibits filed with this report:

Exhibit Number	Description of Exhibit

10.1	Amended and Restated PetroShare Corp. Equity Incentive Plan, effective August 18, 2016